UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Sadot Group Inc.

(Name of Registrant as Specified I Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sadot Group Inc.

295 E. Renfro Street, Suite 209

Burleson, Texas 76028

*, 2025

Dear Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Sadot Group Inc., which will be held on *, 2025, beginning at 10:00 a.m., Central Time virtually via live webcast at *.

We have sent stockholders of record at the close of business on *, 2025 the Proxy Materials including our Proxy Statement and Annual Report and instructions on how to vote online.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the annual meeting. Please vote electronically over the Internet, by telephone or if, you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Sadot Group Inc. We look forward to seeing you at the annual meeting.

To be admitted to the Annual Meeting you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may attend the Annual Meeting, and you will be able to vote your shares electronically and submit questions during the live webcast by logging in at www.* using the 16-digit control number included in your proxy materials. Online check-in will begin at 9:45 a.m. Central Time on the meeting date. We recommend that you log in at least 15 minutes before the meeting start time.

Proxy materials are being first released or mailed on or about *, 2025, to all shareholders entitled to vote at the Annual Meeting.

/s/ Chagay Ravid
Chagay Ravid
Chief Executive Officer and Director

Sadot Group Inc.

295 E. Renfro Street, Suite 209

Burleson, Texas 76028

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON *, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sadot Group Inc., a Nevada corporation, will be held on *, 2025, at 10:00 a.m., Central Time at virtually via live webcast at *.

The Annual Meeting is being held to consider the following proposals:

1.	to elect the five (5) directors named in this Proxy Statement to hold office until our 2025 Annual Meeting of Stockholders and until their respective successor has been duly elected and qualified;

2.	to ratify, the appointment of Kreit & Chiu CPA LLP (“Kreit”) as our independent registered public accounting firm for 2025;

3.	to approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000;

4.	to approve our 2025 Equity Incentive Plan;

5.	to approve of the issuance of shares of common stock to Helena Global Investment Opportunities I Ltd. (“Helena”) pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”) with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635;

6.	to approve of the issuance of shares of common stock to Target Capital 12, LLC and Secure Net Capital (“December 2024 Purchasers”) upon the conversion of an aggregate of $3.75 million principal amount of convertible senior notes due in 2025 (the “December 2024 Notes”) with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635;

7.	to approve of the issuance of shares of common stock to Target Capital 1, LLC (“October 2024 Purchaser”) upon the conversion of an aggregate of $1.375 million principal amount of convertible promissory note due in 2025 (the “October 2024 Note”) with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635;

8.	to approve of the issuance of 793,000 shares of common stock to Aggia LLC FZ (“Aggia”) pursuant to the Settlement Agreement and Mutual Release entered between the Company and Aggia dated November 20, 2025 in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635; and

9.	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on *, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

All stockholders are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the virtual meeting, please vote as promptly as possible by following the instructions in the Proxy Statement in order to ensure your representation at the meeting. You may attend the virtual meeting, vote your shares electronically, and submit questions during the live webcast by visiting www.* and entering the 16-digit control number included in your proxy materials. Online access will open at 9:45 a.m. Central Time on the meeting date.

If you do not plan on attending the virtual Annual Meeting, please vote via internet (preferred), telephone, or by dating and signing the enclosed proxy card and returning it in the envelope provided.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed on or about *, 2025 to all stockholders entitled to vote at the Annual Meeting. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each record stockholder, we may furnish proxy materials by providing internet access to those documents. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card.

By Order of the Board of Directors

/s/ Chagay Ravid
Burleson, Texas	Chagay Ravid
*, 2025	Chief Executive Officer and Director

This Proxy Statement is first being distributed or made available, as the case may be, on or about *, 2025.

This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

TABLE OF CONTENTS

Page
General Information About the Annual Meeting and Voting	5
Proposal No. 1 Election of Directors	13
Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm	19
Proposal No. 3 Approval of an Amendment of the Company’s Articles of Incorporation to Increase the Number of Shares of Common Stock from 2,000,000 to 250,000,000	20
Proposal No. 4 Approval of our 2025 Equity Incentive Plan	22
Proposal No. 5 Approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	28
Proposal No. 6 Approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	31
Proposal No. 7 Approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	34
Proposal No. 8 Approval of the issuance of 793,000 shares of common stock to Aggia LLC FZ pursuant to the Settlement Agreement and Mutual Release entered between the Company and Aggia dated November 20, 2025 in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	36
Executive Compensation	40
Security Ownership of Certain Beneficial Owners and Management	52
Certain Transactions with Related Persons	53
Stockholder Proposals and Director Nominations	56
Other Matters	56
Householding	57
2024 Annual Report	57

Sadot Group Inc.

295 E. Renfro Street, Suite 209

Burleson, Texas 76028

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON *, 2025

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Sadot Group Inc. (the “Company,” “Sadot Group,” “we,” “us,” or “our”), in connection with our 2025 annual meeting of stockholders (the “Annual Meeting”).

EXPLANATORY NOTE

On September 9, 2025, the Company filed a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State to effect a reverse stock split of the Company’s common stock at a ratio of one-for-ten (the “Reverse Stock Split”), which became effective 12:01 am eastern on September 15, 2025. As a result of the Reverse Stock Split, every 10 shares of the Company’s common stock issued and outstanding on the effective date were consolidated into one issued and outstanding share. There was no change in the par value of our common stock. Our Common Stock began trading on the Nasdaq Capital Market on a post-reverse split basis at the open of business on September 15, 2025. All information in this Proxy Statement gives effect to the Reverse Stock Split and all share amounts and exercise or conversion prices have been adjusted to reflect the Reverse Stock Split.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on *, 2025 at 10:00 a.m., Central Time at virtually via live webcast at *.

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: Election of the director nominees listed in this Proxy Statement.

●	Proposal No. 2: Ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

●	Proposal No. 3: The approval of an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000

●	Proposal No. 4: The approval of our 2025 Equity Incentive Plan.

●	Proposal No. 5: Approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this 6 requirements of the Nasdaq Listing Rules 5635

●	Proposal No. 6: Approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	Proposal No. 7: Approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	Proposal No. 8: Approval of the issuance of 793,000 shares of common stock to Aggia LLC FZ (“Aggia”) pursuant to the Settlement Agreement and Mutual Release entered between the Company and Aggia dated November 20, 2025 (the “Aggia Agreement”)

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each stockholder, we are furnishing proxy materials via the Internet under SEC rules known as “Notice and Access.” This delivery procedure reduces both the costs and the environmental impact of sending our proxy materials to our stockholders, allows more efficient delivery of such materials to stockholders, and lowers the administrative costs of printing and mailing such materials. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote in person.

Stockholders who receive a Notice of Internet Availability will be able to access the proxy materials at www.*.com. The Notice will contain instructions on how to:

●	view our proxy materials for the Annual Meeting, including the Proxy Statement and our Annual Report, on the Internet (free of charge);

●	request printed copies of the proxy materials (free of charge) by telephone, email, or over the Internet; and

●	instruct us to send future proxy materials to you by email.

You may request a free copy of the proxy materials by:

●	calling toll-free 1-800-*;

●	emailing *; or

●	visiting www.*.com and following the instructions.

We will send (via email or first-class mail) a paper or electronic copy of the proxy materials within three business days after receiving your request. We will continue to send you paper copies of the proxy materials for future annual meetings unless you revoke this request. If you received paper copies of our proxy materials and wish to receive all future proxy materials electronically, please follow the electronic delivery instructions on www.*.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual stockholder meetings. The proxy materials will remain available on www.proxyvote.com for at least one year after the conclusion of the Annual Meeting. For stockholders receiving a Notice of Internet Availability, to attend the virtual Annual Meeting, vote your shares electronically, or submit questions during the live webcast, you must use the 16-digit control number included in the Notice. This control number is required to access the meeting platform at www.*. Please have your control number available when accessing the website, and log in at least 15 minutes before the 10:00 a.m. Central Time start time to allow for check-in.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement was filed with the SEC, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024; and

●	if you requested printed versions of these materials by mail, these materials also include the proxy card or vote instructions for the Annual Meeting.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on *, 2025 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the record date, there were * shares of our common stock (on a post reverse split basis) issued and outstanding and entitled to vote. On September 9, 2025, the Company filed a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State to effect a reverse stock split of the Company’s common stock at a ratio of one-for-ten (the “Reverse Stock Split”), which became effective 12:01 am eastern on September 15, 2025. As a result of the Reverse Stock Split, every 10 shares of the Company’s common stock issued and outstanding on the effective date were consolidated into one issued and outstanding share. There was no change in the par value of our common stock. Our Common Stock began trading on the Nasdaq Capital Market on a post-reverse split basis at the open of business on September 15, 2025. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of one-third in voting power of our capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are four ways to vote by proxy:

●	by Telephone—You can vote by telephone by calling 1-800-690-6903 following the instructions on the proxy card;

●	by Internet (preferred) -You can vote over the Internet at www.proxyvote.com and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page;

●	by Mail-You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

●	In Person - You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive. You must bring valid photo identification such as your driver’s license or passport and may be requested to provide proof of stock ownership as of the record date.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Central Time, on *, 2025.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual stockholder meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders conducted via live webcast. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can attend, vote, and submit questions at the virtual Annual Meeting by visiting www.* and entering the 16-digit control number included with your proxy materials. Online access will begin at 9:45 a.m. Central Time.

How does the Board recommend that I vote?

The Board recommends that you vote:

●	FOR the nominees to the Board set forth in this Proxy Statement.

●	FOR the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

●	FOR the approval of an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000.

●	FOR the approval of the 2025 equity incentive plan.

●	FOR the approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	FOR the approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	FOR the approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635

●	FOR the approval of the issuance of 793,000 shares of common stock to Aggia pursuant to the Aggia Agreement

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR THE NOMINEE” “WITHHOLD AUTHORITY FOR THE NOMINEE”	None(1)	No(3)

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No. 3: Adoption of amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 2,000,000 to 250,000,000	The affirmative vote of a majority of the total possible votes represented by the Company’s common stock outstanding as of the record date .	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No. 4: Adoption of the 2025 Equity Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No. 5: Adoption of the approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No 6: Adoption of approval of the issuance of shares of common stock to the December 2024 Purchasers upon the conversion of an aggregate of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No 7: Adoption of the approval of the issuance of shares of common stock to the October 2024 Purchaser upon the conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

Proposal No 8: Adoption of the approval of the issuance of 793,000 shares of common stock to Aggia pursuant to the Aggia Agreement, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Can revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than *, 2025;

●	by telephone by dialing * using a touchtone telephone and following the recorded instructions

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Central time, on *, 2025;

●	submitting a properly signed proxy card with a later date that is received no later than *, 2025; or

●	attending the Annual Meeting, revoke your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Size and Structure

Our board of directors currently consists of five (5) directors. We have nominated the below five (5) directors to serve for the following year. Our articles of incorporation, as amended, provides that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Nominees for Director

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

The following pages contain certain biographical information as of November 2, 2024 for each nominee for director, including all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

Chagay Ravid. Mr. Ravid has over three decades of experience in global finance, investment banking, and strategic advisory roles. From December 2022 to December 2024, Mr. Ravid served as the Chief Financial Officer of Seamless Group Inc. (NASDAQ: CURR), where he was instrumental in preparing and approving SEC filings, including S-4, S-1, and Super 8-K forms, as well as interfacing with boards and negotiating promissory notes and investment bank agreements in connection with a de-SPAC transaction. Prior to that, Mr. Ravid was the CEO of Cukierman & Company Investment House Ltd., one of Israel’s leading cross-border advisory firms, from 2006 to 2022. During his tenure, he led strategic M&A transactions and capital raises totaling over $5 billion, managed multi-sector departments including TMT, Fintech, Healthcare, and Energy, and lived in Shanghai from 2015 to 2018 to oversee the firm’s China operations. His leadership included organizing major investment conferences in Shanghai, Hong Kong, Foshan, and Jinan, and he was honored as an Honorary Citizen of Changzhou in 2015 for his role in developing a technology park. Earlier in his career, Mr. Ravid held executive and partnership roles at MBI in Tel Aviv, Twin Triangle Financial in Los Angeles, and served as a loan officer and credit committee member at Bank Leumi’s Los Angeles office. He holds an MBA from Rutgers University and a Bachelor’s degree from the Hebrew University. Mr. Ravid is the Director and a shareholder of Newton Incorporation Limited which was engaged for investor relations purposes by the Company. Other than as disclosed herein, there are no arrangements or understandings between Mr. Ravid and any other person pursuant to which Mr. Ravid was selected as an officer of the Company and Mr. Ravid has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Ravid does not have any family relationship with any director or executive officer of the Company.

Sean Schnapp. Mr. Schnapp is an experienced finance professional with over 10 years of experience in strategic financial roles, including several years with publicly traded companies. He currently serves as the Director of Finance at DarioHealth Corp. (Nasdaq: DRIO), where he has been employed since 2021. In this role, he leads financial planning, reporting, M&A integration, and corporate finance initiatives. Prior to assuming this position, he served as the Company’s Corporate Controller, where he was responsible for managing financial reporting, internal controls, and audit readiness. Before joining DarioHealth, from 2019 to 2021, Mr. Schnapp held a finance role at the Edmond de Rothschild Group (Caesarea Development Corporation), where he oversaw group-level financial operations, investment analysis, and strategic planning initiatives. Mr. Schnapp began his career at Deloitte, where he worked from 2015 to 2018 as a CPA, auditing public and private companies across various industries and gaining substantial experience in financial reporting, regulatory compliance, and internal controls. He holds a bachelor’s degree in accounting and economics from Ono Academic College and is a certified public accountant in Israel. Based on his accounting and finance experience and due to the fact that he has held senior-level executive positions with multi-national organizations, we have deemed Mr. Schnapp a fit to serve on the Board.

Alexander David. Mr. David is a business development consultant and operational strategist with more than ten years of experience advising companies on growth and transformation initiatives. From 2023 to 2025, Mr. David provided consulting services to multiple privately held small businesses, focusing on operational efficiency and strategic growth. From 2019 to 2023, he served as a scientific advisor and strategic business development consultant to a small-scale biotechnology startup. From 2016 to 2019, he was engaged as a consultant by Pfizer Inc., where he contributed to preclinical drug development and operational scalability initiatives. Mr. David studied to earn a Bachelor of Science in Biomedical Engineering at Carnegie Mellon University and later completed additional coursework in Computer Science at the University of California, Los Angeles. Based on his global management experience and due to the fact that he has held senior-level executive positions with multi-national organizations, we have deemed Mr. David a fit to serve on the Board.

Liat Franco. Liat Franco is a licensed attorney admitted to the bars of New York (2003), California (2004) and Israel (2009). She holds a B.A., magna cum laude, in Communication from the University of California at Los Angeles (2000), a J.D. from UCLA School of Law (2003), an LL.M. in Law and Technology from the University of Haifa (2011) and a Ph.D. in Law from the University of Haifa (2018). Since 2020, Ms. Franco has served as a Lecturer at Zefat Academic College, School of Law. From 2010 to 2017, she was a Teaching Fellow at Carmel Academic College, School of Law and a Teaching Assistant at the University of Haifa, Faculty of Law (2014). She has developed and led academic programs, including the College Mentoring Program and management of legal databases. Ms. Franco is an expert in cyber law, children’s rights in the digital age, intellectual property and related fields. She is the author of a Ph.D. dissertation on “Cyberbullying, an Evolving Phenomenon Amongst Children and Youth—Demands Reframing Local and International Law” and numerous peer-reviewed publications in leading journals, including the Washburn Law Journal, Penn State Journal of Law & International Affairs, Santa Clara Journal of International Law and others. She serves as a reviewer for the International Journal of Bullying Prevention (Springer). Based on her extensive legal experience, we have deemed Ms. Franco a fit to serve on the Board.

Yuriy Shirinyan. Yuriy Shirinyan is a seasoned senior-level security specialist with 16 years of experience working within fast-paced and high-threat environments in the U.S. and overseas. He holds an active U.S. Department of State Top Secret Security Clearance. From April 2015 to March 2019, Mr. Shirinyan served as a High Threat Protective Specialist at Triple Canopy-Basra / Global Integrated Security in Iraq (U.S. Consulate), including roles as High Threat Senior Guard Shift Supervisor (2011-2015) and Senior Content/Executive Protection Supervisor (2005-2010). From July 2010 to September 2011, he was a High Threat Senior Guard Shift Supervisor at Armor Group North America in Kabul, Afghanistan (U.S. Embassy). Mr. Shirinyan is a veteran of the United States Marine Corps, where he completed a deployment to Iraq in support of Operation Iraqi Freedom and received numerous awards, including the Purple Heart and Combat Action Ribbon. He holds a Bachelor of Arts in Homeland Security from American Military University and is POST-certified Firearms Instructor with extensive training in protective operations, counter-terrorism, tactical medicine and more. He is fluent in Russian and proficient in Armenian. Based on his global experience and due to the fact that he has held senior-level management positions in critical high pressure industries, we have deemed Mr. Shirinyan a fit to serve on the Board.

Information Concerning the Board and Corporate Governance

Meetings of the Board of Directors

The board of directors met five times during the fiscal year ended December 31, 2024. The audit committee met five times, the compensation committee met five times and the nominating and corporate governance committee met five times. Each member of the board of directors, attended at least 80% of the aggregate number of meetings of our board of directors, provided that two directors, which have resigned, only attended at least 60%. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory.

Board Leadership Structure and Board’s Role in Risk Oversight

Liat Franco is currently our Chairperson. The Chairperson has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairperson has substantial ability to shape the work of our Board. We currently believe that separation of the roles of Chairperson and Chief Executive Officer ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, following the qualification of the offering, the Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. The audit committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our system-wide restaurant growth, brand awareness and menu offerings. Our Compensation Committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. While our board of directors is responsible for monitoring and assessing strategic risk exposure, our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our nominating and governance committee monitors the effectiveness of our corporate governance policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Independence of Board of Directors and its Committees

Our stock (symbol: SDOT) is listed on the NASDAQ capital market. Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s board of directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our board of directors currently consists of five (5) members. Our board of directors has determined that Sean Schnapp, Alexander David, Liat Franco and Yuriy Shirinyan, qualify as independent directors in accordance with the Nasdaq Capital Market (“Nasdaq”) listing requirements. Chagay Ravid is not considered independent. Nasdaq’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Committees of the Board of Directors

The Board of Directors has already established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), a Sustainability Committee (the “Sustainability Committee”) and a Nominating and Corporate Governance Committee (“Governance Committee”). The composition and function of each committee are described below.

Audit Committee

The Audit Committee has three members, including Sean Schnapp (Chairperson and audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K), Liat Franco and Alexander David. Mr. Schnapp serves as the chairman of the Audit Committee and satisfies the definition of “audit committee financial expert”.

Our Audit committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services; and

●	establish procedures for complaints received by us regarding accounting matters; oversee internal audit functions, if any.

Compensation Committee

The Compensation Committee has two members, including Alexander David (Chairperson) and Liat Franco. Mr. David serves as the chairman of the Compensation Committee.

Our Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management;

●	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administer our stock incentive and purchase plans;

●	oversee the evaluation of the Board of Directors and management; and

●	review the independence of any compensation advisers.

Sustainability Committee

The Sustainability Committee presently does not have any members.

Our Sustainability Committee’s duties include reviewing and making recommendations to the Board on, the Company’s policy and performance in relation to sustainability-related matters, including:

●	health and safety;

●	process safety;

●	the environment;

●	climate change;

●	human rights;

●	historical cultural heritage and land access;

●	community relations;

●	ESG and impact initiatives and implementation.

Nominating and Corporate Governance Committee

The Governance Committee has two members, including Liat Franco (Chairperson) and Yuriy Shirinyan. Ms. Franco serves as the chairman of the Governance Committee.

The functions of our Governance Committee, among other things, include:

●	identifying individuals qualified to become board members and recommending director;

●	nominees and board members for committee membership;

●	developing and recommending to our board corporate governance guidelines;

●	review and determine the compensation arrangements for directors; and

●	overseeing the evaluation of our board of directors and its committees and management.

Our goal is to assemble a Board that brings together a variety of skills derived from high quality business and professional experience.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee, at any time, has been one of our officers or employees. Except for Mr. Ravid, none of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, please see “Certain Relationships and Related Party Transactions”.

Stockholder Communications with the Board of Directors

The board of directors will consider any written or electronic communication from our stockholders to the board, a committee of the board or any individual director. Any stockholder who wishes to communicate to the board of directors, a committee of the board or any individual director should submit written or electronic communications to our Secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our Secretary to the board of directors, a committee of the board or an individual director, as appropriate, on a periodic basis, but in any event no later than the board of director’s next scheduled meeting. The board of directors, a committee of the board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Secretary.

Required Vote

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of all the nominees described above.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 22, 2025, the Board appointed Kreit & Chiu CPA LLP (“Kreit”) to serve as our independent registered public accounting firm for the year ending December 31, 2025.

The Audit Committee and the board are requesting, as a matter of policy, that stockholders ratify the selection of Kreit & Chiu CPA LLP. The Audit Committee and the board are not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and our stockholders. If the appointment is not ratified, the Board will consider its options.

Principal Accountant Fees and Services

Kreit & Chiu CPA LLP served as our independent registered public accountants for the years ended December 31, 2024 and 2023.

The following is a summary of the fees billed or expected to be billed to us by Kreit & Chiu CPA LLP for the fiscal year ended December 31, 2024 and 2023: (1)Audit Fees consist of fees billed and expected to be billed for services rendered for the audit of our Consolidated Financial Statements for the fiscal years ended December 31, 2024 and 2023 and in connection with the filing of our Form 10-K, Form 10-Qs and multiple Forms S-1 and Forms S-3s.

	2024	2023
	$’000	$’000
Audit fees (1)	314	277
Audit-related fees (2)	—	—
	314	277

1.	Audit Fees consist of fees billed and expected to be billed for services rendered for the audit of our Consolidated Financial Statements for the fiscal years ended December 31, 2024 and 2023 and in connection with the filing of our Form 10-K, Form 10-Qs and multiple Forms S-1 and Forms S-3s.Tax Fees consist of fees billed for professional services related to preparation of our U.S. federal and state income tax returns and tax advice.

2.	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit Fees.”

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accountants and approves in advance any services to be performed by the independent registered public accountants, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accountants. The fees shown above were pre-approved either by our Board or our Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our independent registered public accounting firm during the years ended December 31, 2024 and 2023. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by Kreit.

Required Vote

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL NO. 3 – AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General.

On November 19, 2025, the board of directors unanimously adopted, subject to shareholder approval, an amendment to Article Third of the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue by 248,000,000 shares, from 2,000,000 shares to 250,000,000 shares. As of the close of business on November 24, 2025, 1,549,080 shares of common stock were outstanding and an additional 338,600 shares were either issuable pursuant to outstanding convertible securities, options and warrants or reserved for future grants under the Company’s management incentive and employee benefits plans. The full text of the proposed amendment is attached to this proxy statement as Annex A, and the following description is qualified in its entirety by Annex A.

If this proposal is approved by our shareholders, the Company will have a total of 260,000,000 authorized shares of stock, of which 250,000,000 shares will be common stock and 10,000,000 shares will be preferred stock.

Reason for the Increase in the Number of Authorized Shares of Common Stock.

The Board believes that an increase in the number of authorized shares of common stock is desirable. The increase will provide the Company with the flexibility to issue shares of common stock in connection with possible future stock dividends or stock splits, equity financings, opportunities for expanding our business through investments, acquisitions or strategic business alliances, management incentive and employee benefit plans and for other general corporate purposes, while avoiding the additional expense and delay of calling a special shareholders’ meeting to authorize the issuance of stock.

The Company has no present plan, agreement or understanding involving the issuance of its common stock, except for shares required or permitted to be issued under management incentive and employee benefit plans or upon the exercise of outstanding stock options or warrants. It is possible, however, that merger and acquisition opportunities involving the issuance of shares of common stock will develop. It is also possible that an increase in the market price for the Company’s common stock, and conditions in capital markets generally, may make a stock dividend, a stock split or a public offering of the Company’s common stock desirable. The proposed increase in authorized common stock would provide the board of directors with greater flexibility to declare stock dividends in the future or to otherwise respond to corporate opportunities.

Each additional share of the Company’s common stock authorized by the amendment will have the same rights and privileges as each share of common stock currently authorized or outstanding. The holders of common stock have no preemptive rights. Authorized but unissued shares of the Company’s common stock, including the shares of common stock covered by this proposal, may be issued at such times, for such purposes and for such consideration as the board of directors may determine to be appropriate without further authority from or approval by the shareholders of the Company, except as may be required by applicable law, Securities and Exchange Commission rules or regulations or Nasdaq listing regulations, or as the board of directors deems advisable.

Possible Adverse Effects of the Proposal.

The approval of the proposed amendment will result in a greater number of shares of common stock available for issuance. Because there are no preemptive rights, shareholders may experience a significant reduction in their shareholders’ interest with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued, other than through a proportional issuance, such as a stock split or stock dividend.

Possible Anti-Takeover Effects of the Proposal.

An increase in the authorized number of shares of common stock and the issuance of the shares may also have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued common stock could be issued (within the limits imposed by applicable law) in one or more transactions which would make a change in control of the Company more difficult and therefore less likely. Any issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company or to remove incumbent management.

Proposal No. 3 is not in response to any effort by an outside party to accumulate Company common stock, nor is the Company aware of any such effort. Further, it is not in response to any attempt to acquire control of the Company, nor is the Company aware of any such attempt. Proposal No. 3 is not part of a plan by the Company to adopt a series of anti-takeover measures, nor does the Company have any present intention of proposing the adoption of anti-takeover measures in the future.

Required Vote

Approval of the amendment to the Certificate of Incorporation to increase the shares of common stock authorized requires the receipt of the affirmative vote of a majority of the total possible votes represented by the Company’s common stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the amendment to our Articles of Incorporation to increase the authorized shares of common stock from 2,000.000 to 250,000.000.

PROPOSAL NO. 4 - APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our 2025 Equity Incentive Plan (the “2025 Plan”). On November 19, 2025, our Board approved the 2025 Plan, subject to stockholder approval.

If approved by stockholders, the Plan will supplement all of our outstanding equity incentive plans. To date, we have issued an aggregate of 6,561 shares of common stock to our management team, consultants and Board of Directors under the 2021 Equity Incentive Plan, 24,238 shares of common stock to our management team, consultants and Board of Directors under the 2023 Equity Incentive Plan, 82,047 shares of common stock to our management team, consultants and Board of Directors under the 2024 Equity Incentive Plan. Specifically, the Plan will supplement our existing plans.

When our stockholders approve the 2025 Plan, we will be able to issue approximately an additional 7,000,000 shares of common stock to our management team, consultants and Board of Directors under the 2025 Equity Incentive Plan shares above the number of shares already subject to outstanding equity awards to employees. Upon adoption of the 2025 Plan, we will no longer issue grants under the existing plans, but the existing grants to our management team and Board of Directors will continue to remain outstanding.

The purpose of the 2025 Plan is to attract and retain key personnel and to provide a means for directors, officers, managers, employees, consultants and advisors to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of its common stock.

Grants of stock options to our named executive officers and our directors are made from our 2021, 2023 and 2024 Plans. In 2031, 2033 and 2034, the 2021, 2023and the 2024 Plan will expire and we will not be able to issue equity to our named executive officers or our directors unless our stockholders approve a new stock plan. While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining, and motivating our named executive officers and our directors if we are unable to make equity grants to them. Stock options are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the Plan.

If approved by the Company’s stockholders, the Plan will be effective as of the date the stockholders approved the 2025 Plan. Capitalized terms used but not defined in this proposal shall have the meaning ascribed to them in the 2025 Plan document. The following description is qualified in its entirety by reference to the 2025 Plan document, a copy of which is attached as Annex B.

Administration

The Company’s Board of Directors or a committee appointed by the Board (the “Committee”) will administer the 2025 Plan. The Committee will have the authority, without limitation (i) to designate Participants to receive Awards, (ii) determine the types of Awards to be granted to Participants, (iii) determine the number of shares of common stock to be covered by Awards, (iv) determine the terms and conditions of any Awards granted under the Plan, (v) determine to what extent and under what circumstances Awards may be settled in cash, shares of common stock, other securities, other Awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards with shareholder approval or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan. The Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the Plan and are referred to as “Participants”. The Committee has the sole and complete authority to determine who will be granted an Award under the Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the Plan.

Number of Shares Authorized

Up to 7,000,000 shares of common stock may be issued pursuant to awards granted under the 2025 Plan.

If an Award is forfeited, canceled, or if any Option terminates, expires or lapses without being exercised, the Common Stock subject to such Award will again be made available for future grant. However, shares that are used to pay the exercise price of an Option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

If there is any change in the Company’s corporate capitalization or structure, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Plan, the number of shares covered by Awards then outstanding under the Plan, the limitations on Awards under the Plan, the exercise price of outstanding Options and such other equitable substitution or adjustments as it may determine appropriate.

The 2025 Plan will have a term of ten years and no further Awards may be granted under the Plan after that date.

Awards Available for Grant

The Committee may grant Awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

Options

The Committee will be authorized to grant Options to purchase Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for Incentive Stock Options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of the shares of common stock on the date of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares of Common Stock (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by the Company’s accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

The Committee will be authorized to award Stock Appreciation Rights (or SARs) under the Plan. SARs will be subject to such terms and conditions as established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option which corresponds to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

The Committee will be authorized to award Restricted Stock under the 2025 Plan. Unless otherwise provided by the Committee and specified in an award agreement, restrictions on Restricted Stock will lapse after three years of service with the Company. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Committee will be authorized to award Restricted Stock Unit awards. Unless otherwise provided by the Committee and specified in an award agreement, Restricted Stock Units will vest after three years of service with the Company. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.

Stock Bonus Awards

The Committee will be authorized to grant Awards of unrestricted shares of common stock or other Awards denominated in shares of common stock, either alone or in tandem with other Awards, under such terms and conditions as the Committee may determine.

Performance Compensation Awards

The Committee will be authorized to grant any Award under the Plan in the form of a Performance Compensation Award exempt from the requirements of Section 162(m) of the Code by conditioning the vesting of the Award on the attainment of specific performance criteria of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee. The Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate profit measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

Each Award may be exercised during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution. The Committee, however, may permit Awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the Participant and his or her family members or anyone else approved by it.

Amendment

The 2025 Plan will have a term of ten years. The Company’s board of directors may amend, suspend or terminate the Plan at any time; however, shareholder approval to amend the Plan may be necessary if the law or SEC so requires. No amendment, suspension or termination will materially and adversely affect the rights of any Participant or recipient of any Award without the consent of the Participant or recipient.

Change in Control

Except to the extent otherwise provided in an Award or required by applicable law, in the event of a Change in Control, upon the occurrence of a Change in Control, the Committee is authorized, but not obligated, to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of outstanding Awards by the surviving company; (b) substitution by the surviving company of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of the Change in Control; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period determined by the Committee and at the end of such period, any unexercised Awards will terminate; and (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares or other property) and which value may be zero.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options

There are a number of requirements that must be met for a particular Option to be treated as an Incentive Stock Option. One such requirement is that Common Stock acquired through the exercise of an Incentive Stock Option cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an Incentive Stock Option disposes of those shares, the Participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the Fair Market Value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise Incentive Stock Option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a Participant upon grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the Fair Market Value of the underlying exercised shares over the Option Exercise Price paid at the time of exercise. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income.

The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A Participant will not be subject to tax upon the grant of an Award of Restricted Stock unless the Participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of Restricted Stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on that date over the amount the Participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the Participant made an election under Section 83(b) of the Code, the Participant will recognize ordinary compensation income at the time of grant equal to the difference between the Fair Market Value of the shares on the date of grant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of Restricted Shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A Participant will not be subject to tax upon the grant of a Restricted Stock Unit Award. Rather, upon the delivery of shares or cash pursuant to a Restricted Stock Unit Award, the Participant will recognize ordinary compensation income equal to the Fair Market Value of the number of shares (or the amount of cash) the Participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the Participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a Participant upon grant of an SAR. Upon the exercise of an SAR, the Participant will recognize ordinary compensation income in an amount equal to the Fair Market Value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on the date the shares of common stock subject to the Award are transferred to the Participant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The Plan is intended to satisfy an exception with respect to grants of Options to covered employees. In addition, the Plan is designed to permit certain Awards of Restricted Stock, Restricted Stock Units, cash bonus awards and other Awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Plan will depend on a number of factors, including the Fair Market Value of the shares of common stock on future dates, the exercise decisions made by the Participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by Participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Plan.

Interests of Directors or Officers

The Company’s directors may grant Awards under the Plan to themselves as well as to the Company’s officers and other employees, consultants and advisors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the adoption of the 2025 Plan.

PROPOSAL NO. 5

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO HELENA PURSUANT TO THE TERMS OF A PURCHASE AGREEMENT INCLUDED AS APPENDIX C TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE PURCHASE AGREEMENT, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of up to shares of our Common Stock to Helena, in connection with and pursuant to a Purchase Agreement, dated September 23, 2025 by and between the Company and Helena, a copy of which is attached hereto as Annex C, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), pursuant to which Helena is committed, subject to the conditions and limitations set forth in the Purchase Agreement to purchase up to an aggregate of $10,000,000 in shares of Common Stock during the term of the Purchase Agreement.

Background

On September 23, 2025, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Helena. Pursuant to the Purchase Agreement, the Company shall have the right to issue and sell to Helena, from time to time as provided therein, and Helena shall purchase from the Company, up to $10,000,000 (the “Commitment Amount”) of the Company’s Common stock, subject to certain limitations and conditions set forth in the Purchase Agreement. The Company is not obligated to sell any shares of Common Stock pursuant to the Purchase Agreement except as specified therein.

Under the Purchase Agreement, subject to the satisfaction of certain conditions, the Company may, in its sole discretion, deliver written notices (each, an “Advance Notice”) to Helena to purchase a portion of the Commitment Amount (each, an “Advance”). The amount of each Advance may not exceed the Maximum Advance Amount, which is the lesser of (i) 100% of the average of the Daily Value Traded of the Common Stock over the ten (10) Trading Days immediately preceding an Advance Notice, and (ii) $5,000,000, unless otherwise mutually agreed by the parties. For purposes of the Purchase Agreement, “Daily Value Traded” is the product obtained by multiplying the daily trading volume of the Common Stock on the Principal Market during regular trading hours as reported by Bloomberg L.P., by the VWAP for such Trading Day.

The shares of Common Stock purchased pursuant to an Advance will be purchased at a price (the “Purchase Price”) equal to 97% of the lowest daily closing VWAP during the Pricing Period minus clearing fees, brokerage fees, transfer agent fees and legal costs associated with the applicable Advance; provided that if during any Trading Day during the Pricing Period the VWAP at the end of any given 1-hour interval has changed by +/- 7% versus the previous 1-hour interval, the VWAP for such Trading Day will be deemed to be 90% of Helena’s sale execution for that day in respect of the Common Stock. The Pricing Period is generally three (3) Trading Days commencing on the date of Helena’s receipt of the Common Stock relating to such Advance (subject to adjustments for Secondary Advances). The last 30 minutes of trading on such Trading Day during the Pricing Period will be deemed as the final “1-hour” interval of such Trading Day.

Pursuant to the Purchase Agreement, the Company agreed that if it has not submitted Advance Notices in an aggregate amount of at least $2,000,000 (the “Threshold Amount”) prior to the date that is six (6) months following the effective date of the registration, it shall pay to Helena in liquidated damages the amount of $100,000 for every 30 day period thereafter until it shall have submitted Advance Notices in an amount equal to the Threshold Amount.

Sales of shares of Common Stock to Helena under the Purchase Agreement will be subject to certain limitations, including (i) an Ownership Limitation providing that the Company shall not issue, and Helena shall not purchase, any shares of Common Stock if such issuance would cause Helena’s beneficial ownership to exceed 4.99% of the then issued and outstanding shares of Common Stock, (ii) a Registration Limitation providing that the Company shall not issue any shares of Common Stock if such issuance would exceed the number of Registrable Securities registered on an effective Registration Statement, and (iii) an Exchange Cap providing that the Company shall not issue or sell any shares of Common Stock pursuant to the Purchase Agreement in an amount that would exceed 19.99% of the shares of Common Stock outstanding immediately prior to the date of the Purchase Agreement, unless stockholder approval is obtained.

In consideration for Helena’s execution and delivery of the Purchase Agreement, the Company shall issue to Helena Commitment Fee Shares having an aggregate value of $100,000, calculated as $100,000 divided by the lowest one-day VWAP during the five (5) Trading Days immediately preceding the entry into the Purchase Agreement (the “Original Commitment Fee Share Amount”). If the closing price of the Common Stock on the Principal Market on the Trading Day the Registration Statement is declared effective is less than the Commitment Fee Share Reference Price, the Company shall issue additional Make-Whole Shares such that the total Commitment Fee Shares equal $100,000 divided by such closing price, minus the Original Commitment Fee Share Amount. The Commitment Fee Shares will bear a standard restrictive legend and be Registrable Securities under the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties of the Company, indemnification rights, and agreements of the parties, as well as certain customary covenants.

The Purchase Agreement will terminate on the earliest to occur of (i) the expiration of the Commitment Period (which commences on the date of the Purchase Agreement and expires upon termination in accordance with the Purchase Agreement), (ii) the date on which Helena shall have purchased the total Commitment Amount pursuant to the Purchase Agreement, (iii) the date the Purchase Agreement is terminated pursuant to its terms, or (iv) the date on which the Common Stock fails to be listed or quoted on the Nasdaq Capital Market or other eligible market.

The Company has agreed to file a registration statement with the SEC within 15 days of the date of the Purchase Agreement (“Filing Deadline”) and to use commercially reasonable efforts to have it declared effective in no event later than 90 calendar days following the date of the Purchase Agreement (“Effectiveness Deadline”). If the Registration Statement is not filed by the Filing Deadline or declared effective by the Effectiveness Deadline, the Company will be unable to issue Advances under the Purchase Agreement until such registration statement is filed and effective, as Helena would be unable to resell the shares without an effective Registration Statement. Such failure may constitute a material breach of the Purchase Agreement, entitling Helena to terminate the Agreement and seek other remedies, including indemnification for any losses incurred. If the registration statement is not filed on or prior to the Filing Deadline or a registration statement is not declared effective by the SEC by the Effectiveness Deadline, then, in addition to any other rights Helena may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date, the Company shall pay to Helena an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the Commitment Amount.

The Company intends to use the net proceeds from any sales of Common Stock pursuant to the Purchase Agreement, if any, for working capital and general corporate purposes.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock under the Purchase Agreement to Helena is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on the Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

 Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that the Purchase Agreement, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d) is in the best interests of us and our stockholders because the right to sell the shares of common stock to Helena provides us with a reliable source of capital for working capital and general corporate purposes.

Required Vote

Approval of the issuance of shares of common stock to Helena pursuant to the terms of the Purchase Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approve the issuance of shares of Common Stock to Helena pursuant to the terms of the Purchase Agreement, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL NO. 6

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO THE DECEMBER 2024 PURCHASERS PURSUANT TO THE TERMS OF THE DECEMBER 2024 NOTES INCLUDED AS APPENDIX D TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE DECEMBER 2024 NOTES, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of up to shares of our Common Stock to the December 2024 Purchasers, in connection with and pursuant to the conversion of the December 2024 Notes, copies of which is attached hereto as Annex D, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Notes, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

Background

On December 3, 2024, the Company entered into a Purchase Agreement (the “December 2024 Agreement”) and Registration Rights Agreement (the “Registration Rights Agreement”) with the December 2024 Purchasers and issued an aggregate of $3.75 million aggregate principal amount of the December 2024 Notes for aggregate gross proceeds of approximately $3.0 million, before deducting fees to the placement agent and other expenses payable by the Company (the “Offering”). RBW Capital Partners LLC, offering all securities through Dominari Securities LLC, served as the exclusive placement agent for the Offering. The Offering closed on December 4, 2024.

Pursuant to the December 2024 Agreement, the December 2024 Notes were issued with an original issue discount of 20%. The December 2024 Notes were to mature on December 4, 2025, unless earlier converted upon the satisfaction of certain conditions. The conversion price of the December 2024 Notes was initially $4.10 per share of common stock. The December 2024 Notes include a “Most Favored Nation” clause which grants to the December 2024 Purchasers the right to claim better conversion terms should the Company provide such to any as long as the December 2024 Notes are outstanding. The December 2024 Purchasers will be prohibited from effecting a conversion of the Notes to the extent that, as a result of such conversion, a Purchaser would beneficially own more than 9.99% of the shares of common stock outstanding immediately after giving effect to such conversion. The Company agreed to register the shares of common stock underlying the December 2024 Notes for resale under a Registration Statement on Form S-3, pursuant the Securities Act of 1933. The Company was required to file a registration statement by the 10th day following the closing date.

The December 2024 Notes contain a covenant prohibiting the Company to incur, guarantee or assume any indebtedness, other than certain permitted indebtedness, create or allow or suffer any mortgage, lien, security interest or other encumbrance on its property or assets , other than permitted liens, redeem, defease, repurchase, repay or make any payments in respect of any indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event of default under the Notes has occurred and is continuing, declare or pay any cash dividend or distribution on any stock or other equity interest of the Company, or make, any change in the nature of its business or modify its corporate structure or purpose. The December 2024 Notes contain customary events of default and customary penalties for the Company’s failure to issue conversion shares on a timely basis. The Registration Rights Agreement contains customary penalties for our failure to file the registration statement or cause it to become effective on a timely basis and for certain other events.

On July 23, 2025, the Company entered into an Amendment and Waiver (the “December 2024 Amendments”) with the December 2024 Purchasers, amending the December 2024 Agreement and the December 2024 Notes. Pursuant to the December 2024 Amendments, among other things:

●	The maturity date of the December 2024 Notes was extended from December 4, 2025 to December 31, 2025.

●	The conversion price of the December 2024 Note was amended to be equal $1.00.

●	The Company agreed to use $750,000 of the net proceeds from a public offering to repay a portion of the December 2024 Notes and to make monthly payments of $225,000 starting September 30, 2025, which will increase to $375,000 upon repayment of October 2024 Note.

●	The Company is obligated to use 19% of the net proceeds of any future capital raises (other than this offering) to repay the outstanding balance of the December 2024 Notes.

●	The conversion of the December 2024 Notes are limited such that the number of shares issued upon conversion will not exceed 19.9% of the Company’s outstanding common stock unless stockholder approval is obtained or is not required pursuant to applicable Nasdaq rules.

●	The Company has agreed to use its best efforts to obtain stockholder approval to remove the Nasdaq Conversion Cap prior to the December 2024 Note’s maturity date.

●	The Company agreed, while the December 2024 Notes are outstanding, not to issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of the Company’s common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of the Company’s common stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the Company’s business or the market for the Company’s common stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at the market offering”.

The December 2024 Purchasers waived certain rights and provisions under the December 2024 Notes and December 2024 Agreement in connection with the offering and certain payments to other noteholders described above in connection with the offering, including the Most Favored Nation provision. Additionally, the December 2024 Amendments contain a lock-up provision prohibiting the December 2024 Purchasers from selling or otherwise disposing of Company common stock or related securities owned by the December 2024 Purchasers for a period of 90 days following execution of the December 2024 Amendments.

On September 22, 2025, the Company and the December 2024 Purchasers entered into a Waiver, which among other things, provided that the conversion price will be equal to 97% of the lowest closing price of the Common Stock during the three (3) Trading Days immediately prior to the date of conversion into shares of Common Stock. Further, the Company agreed to increase the percentage of the net proceeds of any future capital raises to repay the outstanding balance of the December 2024 Notes from 19% to 21% and agreed to a lock up of 30 days. The repayment percentage will increase to 27.5% upon repayment in full of the October 2024 Note as set forth below.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock upon conversion of the December 2024 Notes is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on the Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that allowing for the conversion of the December 2024 Notes, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the December 2024 Purchasers, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), as opposed to as opposed to repaying the December 2024 Notes, is in the best interests of us and our stockholders as it will allow the Company to use its cash reserves, if any, for working capital and general corporate purposes.

Required Vote

Approval of the issuance of shares of common stock to the December 2024 Purchasers upon conversion of the December 2024 Notes with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of shares of Common Stock to the December 2024 Purchasers upon conversion of the December 2024 Notes, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the December 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL NO. 7

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO THE OCTOBER 2024 PURCHASER PURSUANT TO THE TERMS OF THE OCTOBER 2024 NOTE INCLUDED AS APPENDIX E TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE OCTOBER 2024 NOTE, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of up to shares of our Common Stock to the October 2024 Purchaser, in connection with and pursuant to the conversion of the October 2024 Note, a copy of which is attached hereto as Annex E, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

Background

On October 22, 2024, the Company entered into a Securities Purchase Agreement with the October 2024 Purchaser, pursuant to which the Company issued the October 2024 Note in the principal amount of $1,375,000 for a purchase price of $1,100,000, reflecting an original issue discount of $275,000. The October 2024 Note was originally due on April 10, 2025, and bears interest payable on the maturity date.

On July 23, 2025, the Company entered into an amendment (the “October 2024 Amendment”) to the October 2024 Note. The October 2024 Amendment modified the October 2024 Note by extending the maturity date to December 31, 2025. In addition, pursuant to the October 2024 Amendment, the conversion price was amended to equal $1.00 and the Company agreed to use $250,000 of the net proceeds from the offering to repay a portion of the October 2024 Note, to make monthly payments of $75,000 starting September 30, 2025 and to apply six percent (6%) of the net proceeds from any future capital raise for the repayment of October 2024 Note. The October 2024 Purchaser also agreed to a 90-day lock-up period following the closing of the offering, restricting the transfer or sales of the Company’s common stock or convertible securities owned by the October 2024 Purchaser.

On September 22, 2025, the Company and the October 2024 Purchaser entered into a Waiver, which among other things, provided that the conversion price will be equal to 97% of the lowest closing price of the Common Stock during the three (3) Trading Days immediately prior to the date of conversion into shares of Common Stock. Further, the Company agreed to increase the percentage of the net proceeds of any future capital raises to repay the outstanding balance of the October 2024 Notes from 6% to 6.5% and agreed to a lock up of 30 days.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock upon conversion of the October 2024 Note is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on the Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that allowing for the conversion of the October 2024 Note, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the October 2024 Purchaser, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), as opposed to as opposed to repaying the October 2024 Note, is in the best interests of us and our stockholders as it will allow the Company to use its cash reserves, if any, for working capital and general corporate purposes.

Required Vote

Approval of the issuance of shares of common stock to the October 2024 Purchaser upon conversion of the October 2024 Note with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of shares of Common Stock to the October 2024 Purchasers upon conversion of the October 2024 Note, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Purchase Agreement, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL NO. 8

TO APPROVE THE ISSUANCE OF 793,000 SHARES OF COMMON STOCK TOAGGIA PURSUANT TO THE TERMS OF THE AGGIA AGREEMENT INCLUDED AS APPENDIX F TO THIS PROXY STATEMENT, WITH SUCH MODIFICATIONS, AMENDMENTS, OR CHANGES (CONSISTENT WITH THE INTENT AND PURPOSE OF THIS PROPOSAL) AGREED UPON BY THE PARTIES TO THE AGGIA AGREEMENT, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULES 5635.

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of 793,000 shares of our Common Stock to Aggia pursuant to the Aggia Agreement a copy of which is attached hereto as Annex F, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the October 2024 Note, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

Background

On November 20, 2025, the Company entered into the Aggia Agreement with Aggia. Pursuant to the Aggia Agreement, the Company and Aggia agreed to terminate the Services Agreement dated as of November 14, 2022, as amended (collectively, the “Agreement Documents”), and to fully settle, compromise, and discharge all claims, debts, obligations, and liabilities arising out of or related to the Agreement Documents. In full and complete satisfaction of the debt and termination of the Agreement Documents, the Company agreed to issue to Aggia, or to Aggia’s designees, an aggregate of 1,050,000 shares of the Company’s common stock, par value $0.0001 per share (the “Settlement Shares”) and make a payment of $75,000.

The issuance of 257,000 Settlement Shares (the “Initial Shares”) have been issued. The issuance of the remaining 793,000 Settlement Shares (the “Subsequent Shares”) is subject to obtaining requisite shareholder approval, which the Company will seek promptly by preparing and filing with the Securities and Exchange Commission all necessary proxy materials and/or other disclosures and using commercially reasonable efforts to obtain such approval at its next annual or special meeting of shareholders. If shareholder approval is not obtained by March 31, 2026, the obligation to issue the Subsequent Shares will be suspended until such approval is obtained, and the Company will continue to seek approval at subsequent meetings.

The Company commits it will not issue any Subsequent Shares under the Settlement Agreement unless and until the requisite shareholder approval under Nasdaq Rule 5635(d) has been obtained. Apart from the initial issuance of Initial Shares (which is below the 19.99% threshold), no further Settlement Shares will be issued without such shareholder approval.

The Settlement Shares will be allocated pro rata among Aggia’s designated assignees as set forth in the Settlement Agreement. The Settlement Agreement also terminates any related ancillary documents, including promissory notes issued thereunder (which will be deemed cancelled and satisfied in full upon issuance of the Settlement Shares), and eliminates any ongoing obligations under the Agreement Documents, such as services, compensation, board nomination rights, managing member representative roles, non-compete, confidentiality, or other covenants.

The Settlement Agreement includes mutual releases of all claims related to the Agreement Documents and prior transactions between the parties, as well as customary representations and warranties, confidentiality provisions, governing law (State of Texas), dispute resolution (exclusive jurisdiction in federal or state courts in Dallas County, Texas, with jury trial waiver), and other miscellaneous terms.

Stockholder Approval Requirement

As noted above, the issuance of shares of common stock in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock pursuant to the Aggia Agreement is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

 Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that allowing for the issuance of the Subsequent Shares, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by Aggia, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d) is in the best interests of us and our stockholders as it will allow the Company to use its cash reserves, if any, for working capital and general corporate purposes.

Required Vote

Approval of the issuance of the Subsequent Shares pursuant to the Aggia Agreement with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the Company and Aggia, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires majority of the total possible votes represented by the Company’s Common Stock outstanding as of the record date.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of the Subsequent Shares pursuant to the Aggia Agreement, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by Aggia and the Company, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of November 24, 2025. There are no family relationships among any of our executive officers or directors.

Name	Age	Principal Positions
Chagay Ravid	65	Chief Executive Officer and Director
Paul Sansom	61	Chief Financial Officer
Michael J. Roper	61	Chief Governance and Compliance Officer
Aimee Infante	39	Chief Marketing Officer

Executive Officers

Chagay Ravid. Mr. Ravid has over three decades of experience in global finance, investment banking, and strategic advisory roles. From December 2022 to December 2024, Mr. Ravid served as the Chief Financial Officer of Seamless Group Inc. (NASDAQ: CURR), where he was instrumental in preparing and approving SEC filings, including S-4, S-1, and Super 8-K forms, as well as interfacing with boards and negotiating promissory notes and investment bank agreements in connection with a de-SPAC transaction. Prior to that, Mr. Ravid was the CEO of Cukierman & Company Investment House Ltd., one of Israel’s leading cross-border advisory firms, from 2006 to 2022. During his tenure, he led strategic M&A transactions and capital raises totaling over $5 billion, managed multi-sector departments including TMT, Fintech, Healthcare, and Energy, and lived in Shanghai from 2015 to 2018 to oversee the firm’s China operations. His leadership included organizing major investment conferences in Shanghai, Hong Kong, Foshan, and Jinan, and he was honored as an Honorary Citizen of Changzhou in 2015 for his role in developing a technology park. Earlier in his career, Mr. Ravid held executive and partnership roles at MBI in Tel Aviv, Twin Triangle Financial in Los Angeles, and served as a loan officer and credit committee member at Bank Leumi’s Los Angeles office. He holds an MBA from Rutgers University and a Bachelor’s degree from the Hebrew University. Mr. Ravid is the Director and a shareholder of Newton Incorporation Limited which was engaged for investor relations purposes by the Company. Other than as disclosed herein, there are no arrangements or understandings between Mr. Ravid and any other person pursuant to which Mr. Ravid was selected as an officer of the Company and Mr. Ravid has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Ravid does not have any family relationship with any director or executive officer of the Company. Based on his education and experience, the Company has deemed Mr. Ravid fit to serve as our principal executive officer.

Paul Sansom. Mr. Sansom is an experienced international executive with recent achievements in high growth business start-ups, Series A fund raising and restructuring. Currently Mr. Sansom serves as a Board member and Chief Financial Officer of InterGen Limited a privately owned power producing business in the UK. In addition he is senior partner with Energy Capital Group a Private Equity business based in the Middle East. Previously Mr. Sansom has served as the Chief Financial Officer and Chief Operating Officer for HMS Services Sarl, a single-family office. From 2016 through 2019, Mr. Sansom served as the General Manager for Al Ghurair Projects based in Dubai. Prior to 2016, Mr. Sansom held roles with Viking Services, Brightpoint Inc. and PepsiCo International. Mr. Sansom serves as the Audit Chair for Immensa International. Mr. Sansom received a BA in Economics from the City of London and is a qualified UK Chartered Management Accountant. Based on his start-up, finance and business experience, the Company has deemed Mr. Sansom as a fit to serve as the Chief Financial Officer.

Michael J. Roper. Mr. Roper is currently our Chief Governance and Compliance Officer since February 10, 2025. Mr Roper served as Chief Executive Officer, of Sadot Group Inc since May 1, 2018 to February 9, 2025. Mr. Roper, along with the executive management team, led the Company’s IPO in 2019. In 2022, he led the efforts in a transformational strategic shift of the company operations from a US centric restaurant brand operator and franchisor to a growing participant in the global agri-commodity supply chain. Mr. Roper has unique experience ranging from owning and operating several franchise locations through the corporate executive levels. From May 2015 through October 2017, Mr. Roper served as Chief Executive Officer of Taco Bueno where he was responsible for defining strategy and providing leadership to 162 company-owned and operated locations along with 23 franchised locations. From March 2014 through May 2015,

Mr. Roper served as the Chief Operating Officer of Taco Bueno and from July 2013 through March 2014 as the Chief Development and Technology Officer of Taco Bueno. Prior to joining Taco Bueno, Mr. Roper was a franchise owner and operator of a IMS Barter franchise and held several roles with Quiznos Sub from 2000 to 2012 starting as a franchise owner and culminating in his appointment as the Chief Operating Officer/Executive Vice President of Operations in 2009. Mr. Roper received a Bachelor of Science in Business and General Management from Northern Illinois University. Based on his education and extensive experience in the restaurant/franchise industry, we have deemed Mr. Roper fit to serve as our chief governance and compliance officer.

Aimee Infante. Ms. Infante has served as the Chief Marketing Officer of Sadot Group, Inc. since May 6, 2019. Ms. Infante had previously served as the Vice President of Marketing of each of Muscle Maker Development, LLC and Muscle Maker Corp., LLC since August 25, 2017 and September 15, 2017, respectively. From June 6, 2017 to September 15, 2017, she was the Vice President of Marketing of Muscle Maker Brands Conversion, Inc. From February 2016 through June 5, 2017, she served as the Vice President of Marketing of Muscle Maker Brands, LLC, which converted into Muscle Maker Brands Conversion, Inc. on June 6, 2017. From January 2015 through January 2016, Ms. Infante served as our Director of Marketing of Muscle Maker Brands. Ms. Infante was Director of Marketing of Muscle Maker Franchising from October 2014 to January 2015. Ms. Infante was employed by Qdoba Mexican Grill in Denver, Colorado from November 2010 to April 2014, serving as Regional Marketing Specialist from November 2010 to October 2012 and Marketing Manager from October 2012 to April 2014. Ms. Infante holds a Bachelor of Science in Marketing from Rider University. Based on her education and extensive experience in the restaurant/franchise industry, we have deemed Ms. Infante fit to serve as our Chief Marketing Officer.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2024 and 2023 by (i) our principal executive officer, (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2024 and whose total compensation for the 2024 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000, (iii) a person who would have been included as one of our two most highly compensated executive officers, other than our principal executive officer, but for the fact that he was not serving as one of our executive officers as of December 31, 2024, (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “Named Executive Officers”):

	Year	Salary	Bonus (a)	Stock Award		Option Awards		Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
		$’000	$’000	$’000		$’000		$’000	$’000	$’000	$’000
Michael J. Roper
Chief Executive Officer of Sadot Group Inc.	2024	350	165	2 10	(b)	—	(c)	—	—	—	725
	2023	350	225	131		76	(d)	—	—	—	782

Jennifer Black
Chief Financial Officer of Sadot Group Inc.	2024	300	160	165	(e)	—	(f)	—	—	—	625
	2023	264	225	65		76	(g)	—	—	—	630

Kevin Mohan
Chief Investing Officer of Sadot Group Inc.	2024	200	150	185	(h)	—	(i)	—	—	—	535
	2023	200	200	131		76	(j)	—	—	—	607

(a) Bonuses are earned in the year noted and paid out subsequently.

(b) Michael Roper was granted restricted stock awards on March 25, 2024 to acquire 20,000 shares of common stock, vesting quarterly over twelve quarters, commencing June 30, 2024. Michael was also granted restricted stock awards on November 18, 2024 to acquire 44,642 shares of common stock, vesting quarterly over twelve quarters, commencing December 31, 2024.

(c) Michael Roper was granted restricted stock awards on December 19, 2023, to acquire 30,000 shares of common stock, vesting quarterly over twelve quarters, commencing March 31, 2024.

(d) Jennifer Black was granted restricted stock awards on March 25, 2024 to acquire 10,000 shares of common stock, vesting quarterly over twelve quarters, commencing June 30, 2024. Jennifer was also granted restricted stock awards on November 18, 2024 to acquire 40,178 shares of common stock, vesting quarterly over twelve quarters, commencing December 31, 2024.

(e) Jennifer Black was granted restricted stock awards on December 19, 2023, to acquire 15,000 shares of common stock, vesting quarterly over twelve quarters, commencing March 31, 2024.

(f) Kevin Mohan was granted restricted stock awards on March 25, 2024 to acquire 20,000 shares of common stock, vesting quarterly over twelve quarters, commencing June 30, 2024. Kevin was also granted restricted stock awards on November 18, 2024 to acquire 37,202 shares of common stock, vesting quarterly over twelve quarters, commencing December 31, 2024.

(g) Kevin Mohan was granted restricted stock awards on December 19, 2023, to acquire 30,000 shares of common stock, vesting quarterly over twelve quarters, commencing March 31, 2024.

(h) Michael Roper was granted a stock options to acquire 3,107 shares and 6,893 shares of common stock on February 27, 2023 and March 15, 2023, respectively.

(i) Jennifer Black was granted a stock option to acquire 10,000 shares of common stock on February 27, 2023.

(j) Kevin Mohan was granted a stock option to acquire 10,000 shares of common stock on February 27, 2023.

A summary of option activity during the years ended December 31, 2024 and 2023 is presented below:

	Weighted-average exercise price	Number of options	Weighted-average remaining life (in years)	Aggregate intrinsic value
	$			$’000
Outstanding, December 31, 2022	15.23	41,250	3.53	156
Granted	15.05	60,000	5.42	—
Exercised	—	—	N/A	—
Forfeited	33.94	(18,500)	N/A	—
Outstanding, December 31, 2023	10.91	82,750	4.26	—
Granted	—	—	N/A	—
Exercised	—	—	N/A	—
Forfeited	15.05	(1,500)	N/A	—
Outstanding, December 31, 2024	10.84	81,250	3.17	—
Exercisable and vested, December 31, 2024	10.03	36,926	3.07	—

On February 27, 2023, we issued options to purchase an aggregate of 38,107 shares of our common stock. The options had an exercise price of $15.05 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 15, 2023, we issued options to purchase 6,893 shares of our common stock. The options had an exercise price of $15.05 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On November 27, 2023, there were 10,000 shares forfeited upon the expiration of the options.

On December 21, 2023, there were 8,500 shares forfeited upon the departure of board members.

On January 21, 2024 there were 1,500 shares forfeited upon the expiration of the options.

Employment Agreements

Chagay Ravid

On May 28, 2025, the Company entered into an Employment Agreement with Chagay Ravid. During the term of the Employment Agreement, Mr. Ravid will serve as Chief Executive Officer of the Company and will be entitled to a base salary at the annualized rate of $200,000. Mr. Ravid will receive a one-time grant of $100,000 in restricted stock grants vesting in four equal quarterly installments. The restricted stock grant vests quarterly over one year in equal quarterly installments commencing October 1, 2025 which will be priced as of the start date. If Mr. Ravid is terminated by the Company for any reason other than cause Mr. Ravid will be entitled to a severance package of 12 months of salary.

Paul Sansom

On August 1, 2025, the Company entered into an employment agreement with Mr. Sansom (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Sansom will receive an annual base salary of $190,000 for the first six months of employment. At the end of the six month period, the Board of Directors shall review business key performance indicators, and subject to satisfactory performance, shall increase the base salary to a minimum of $380,000 per year, as confirmed by the Board’s compensation committee. Such increased salary shall be effective from the first day of the seventh month of employment. Mr. Sansom will be eligible for an annual performance bonus based on criteria to be determined by the Company’s Board of Directors. Mr. Sansom will also receive a grant of restricted shares valued at $90,000, which will vest in equal quarterly installments beginning October 1, 2025, subject to continued employment and satisfactory performance. The Employment Agreement provides for standard benefits, expense reimbursement, and participation in the Company’s employee benefit plans. If Mr. Sansom’s employment is terminated by the Company without cause or by Mr. Sansom for good reason, and subject to the execution of a general release, he will be entitled to severance pay equal to 12 months of his base salary.

Michael Roper

On February 9, 2025 the Company entered into an Executive Employment Agreement with Michael Roper (the “Roper Agreement”), which replaced his prior employment agreement. Pursuant to the Roper Agreement, Mr. Roper will transition to the role of Chief Governance and Compliance Officer, reporting directly to the Company’s Chief Executive Officer. During the term of the Roper Agreement, Mr. Roper is entitled to a base salary at the annualized rate of $0.4 million consisting of an annual cash salary of $0.3 million and an annual restricted stock grant of $0.1 million vesting quarterly over one year in equal quarterly installments commencing January 1, 2025 which shall be priced and issued on the third trading day immediately following the filing of the Form 10K Annual Report for such applicable year. Mr. Roper will be eligible for a discretionary performance bonus to be determined by the Board annually with the annual bonus for the year ended December 31, 2025 to be equal to 75% of the cash salary. If Mr. Roper is terminated for any reason, he will be entitled to receive accrued salary and vacation pay, accrued bonus payments, all expense reimbursements and shall be entitled to exercise any equity compensation rights through the last day of the term applicable to such equity grant. If Mr. Roper is terminated by the Company for any reason other than cause or resigns for a good reason, Mr. Roper will be entitled to a severance payment equal 18 months of the annual compensation, all bonuses earned and all equity compensation shall be fully accelerated.

Aimee Infante

On November 16, 2022, the Company entered into an Executive Employment Agreement with Aimee Infante (the “Infante Agreement”), which replaced her prior employment agreement. Pursuant to the Infante Agreement, Ms. Infante will continue to be employed as Chief Marketing Officer of the Company on an at will basis. During the term of the Infante Agreement, Ms. Infante is entitled to a base salary at the annualized rate of $0.2 million. Ms. Infante will be eligible for a discretionary performance bonus up to 25% of her annual salary. If Ms. Infante is terminated for any reason, she will be entitled to receive accrued salary and vacation pay, accrued bonus payments, all expense reimbursements and shall be entitled to exercise any equity compensation rights through the last day of the term applicable to such stock option. If Ms. Infante is terminated by the Company for any reason other than cause or resigns for a good reason, Ms. Infante will be entitled to a severance payment equal to 36 months of salary, which will be reduced to six months following the second anniversary of the Infante Agreement, and all equity compensation shall be fully accelerated.

Elements of Compensation

Base Salary

Messrs. Ravid, Sansom and Roper and Ms. Infante received a fixed base salary in an amount determined in accordance with their then employment agreement with Sadot Group Inc., and based on a number of factors, including:

●	The nature, responsibilities and duties of the officer’s position;

●	The officer’s expertise, demonstrated leadership ability and prior performance;

●	The officer’s salary history and total compensation, including annual cash bonuses and long-term incentive compensation; and

●	The competitiveness of the market for the officer’s services.

Bonus

Mr. Roper and Mr. Mohan and Mrs. Black, who resigned as executive officers in 2025, earned discretionary performance-based bonuses during the years ended December 31, 2024, and 2023, pursuant to their employment agreements.

Restricted Stock Award

In fiscal year 2023, we issued 7,500 shares of our restricted common stock, with a fair value of $0.3 million, to three members of our executive team.

In fiscal year 2024, we issued 17,202 shares of our restricted common stock, with a fair value of $0.6 million, to three members of our executive team.

Stock Options

On February 27, 2023, we issued options to purchase an aggregate of 3,810 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 15, 2023, we issued options to purchase 689 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On December 21, 2023, there were 850 shares forfeited upon the departure of board members.

On January 21, 2024 there were 150 shares forfeited upon the expiration of the options.

Equity Incentive Plans

2021 Plan

The Company’s board of directors and shareholders approved and adopted on October 7, 2021 the 2021 Equity Incentive Plan (“2021 Plan”) under which stock options and restricted stock may be granted to officers, directors, employees and consultants in the form of non-qualified stock options, incentive stock-options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Under the 2021 Plan, the Company reserved 15,000 shares of common stock for issuance. As of the date of the issuance of these Consolidated Financial Statements 6,564 shares have been issued and 7,435 option to purchase shares have been awarded under the 2021 Plan.

2023 Plan

The Company’s board of directors and shareholders approved and adopted on February 28, 2023 the 2023 Equity Incentive Plan (“2023 Plan”) under which stock options and restricted stock may be granted to officers, directors, employees and consultants in the form of non-qualified stock options, incentive stock-options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Under the 2023 Plan, the Company reserved 25,000 shares of common stock for issuance. As of the date of the issuance of these Consolidated Financial Statements 24,240 shares of common stock for issuance have been issued and 689 option to purchase shares have been awarded under the 2023 Plan.

2025 Plan

The Company’s board of directors and shareholders approved and adopted on October 27, 2023 the 2024 Equity Incentive Plan (“2025 Plan”) under which stock options and restricted stock may be granted to officers, directors, employees and consultants in the form of non-qualified stock options, incentive stock-options, stock appreciation rights, restricted stock awards, restricted stock Units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Under the 2025 Plan, the Company reserved 75,000 shares of common stock for issuance. As of December 31, 2024, 40,193 shares have been issued under the 2025 Plan.

Administration

The Company’s Board of Directors or a committee appointed by the Board (the “Committee”) will administer the Plan. The Committee will have the authority, without limitation (i) to designate Participants to receive Awards, (ii) determine the types of Awards to be granted to Participants, (iii) determine the number of shares of common stock to be covered by Awards, (iv) determine the terms and conditions of any Awards granted under the Plan, (v) determine to what extent and under what circumstances Awards may be settled in cash, shares of common stock, other securities, other Awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards with shareholder approval or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan. The Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the Plan and are referred to as “Participants”. The Committee has the sole and complete authority to determine who will be granted an Award under the Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the Plan.

Number of Shares Authorized

Up to approximately 15,000 shares of common stock may be issued pursuant to awards granted under the 2021 Plan, 25,000 under the 2023 Plan and 75,000 under the 2025 Plan.

If an Award is forfeited, canceled, or if any Option terminates, expires or lapses without being exercised, the Common Stock subject to such Award will again be made available for future grant. However, shares that are used to pay the exercise price of an Option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

If there is any change in the Company’s corporate pro or structure, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Plan, the number of shares covered by Awards then outstanding under the Plan, the limitations on Awards under the Plan, the exercise price of outstanding Options and such other equitable substitution or adjustments as it may determine appropriate.

The Plan has a term of ten years and no further Awards may be granted under the Plan after that date.

Awards Available for Grant

The Committee may grant Awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

Options

The Committee will be authorized to grant Options to purchase Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for Incentive Stock Options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of the shares of common stock on the date of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares of Common Stock (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by the Company’s accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

The Committee will be authorized to award Stock Appreciation Rights (or “SARs”) under the Plan. SARs will be subject to such terms and conditions as established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option which corresponds to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

The Committee will be authorized to award Restricted Stock under the Plan. Unless otherwise provided by the Committee and specified in an award agreement, restrictions on Restricted Stock will lapse after three years of service with the Company. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Committee will be authorized to award Restricted Stock Unit awards. Unless otherwise provided by the Committee and specified in an award agreement, Restricted Stock Units will vest after three years of service with the Company. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.

Stock Bonus Awards

The Committee will be authorized to grant Awards of unrestricted shares of common stock or other Awards denominated in shares of common stock, either alone or in tandem with other Awards, under such terms and conditions as the Committee may determine.

Performance Compensation Awards

The Committee will be authorized to grant any Award under the Plan in the form of a Performance Compensation Award exempt from the requirements of Section 162(m) of the Code by conditioning the vesting of the Award on the attainment of specific performance criteria of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee. The Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate profit measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

Each Award may be exercised during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution. The Committee, however, may permit Awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the Participant and his or her family members or anyone else approved by it.

Amendment

The Plan will have a term of ten years. The Company’s board of directors may amend, suspend or terminate the Plan at any time; however, shareholder approval to amend the Plan may be necessary if the law or SEC so requires. No amendment, suspension or termination will materially and adversely affect the rights of any Participant or recipient of any Award without the consent of the Participant or recipient.

Change in Control

Except to the extent otherwise provided in an Award or required by applicable law, in the event of a Change in Control, upon the occurrence of a Change in Control, the Committee is authorized, but not obligated, to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of outstanding Awards by the surviving company; (b) substitution by the surviving company of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of the Change in Control; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period determined by the Committee and at the end of such period, any unexercised Awards will terminate; and I cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares or other property) and which value may be zero.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options

There are a number of requirements that must be met for a particular Option to be treated as an Incentive Stock Option. One such requirement is that Common Stock acquired through the exercise of an Incentive Stock Option cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an Incentive Stock Option disposes of those shares, the Participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the Fair Market Value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise Incentive Stock Option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a Participant upon grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the Fair Market Value of the underlying exercised shares over the Option exercise price paid at the time of exercise. Such income will be subject to income tax withholding, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income.

The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A Participant will not be subject to tax upon the grant of an Award of Restricted Stock unless the Participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of Restricted Stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on that date over the amount the Participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the Participant made an election under Section 83(b) of the Code, the Participant will recognize ordinary compensation income at the time of grant equal to the difference between the Fair Market Value of the shares on the date of grant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of Restricted Shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A Participant will not be subject to tax upon the grant of a Restricted Stock Unit Award. Rather, upon the delivery of shares or cash pursuant to a Restricted Stock Unit Award, the Participant will recognize ordinary compensation income equal to the Fair Market Value of the number of shares (or the amount of cash) the Participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the Participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a Participant upon grant of an SAR. Upon the exercise of an SAR, the Participant will recognize ordinary compensation income in an amount equal to the Fair Market Value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on the date the shares of common stock subject to the Award are transferred to the Participant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year paid to any “covered employee.” Covered employees include any individual who served as chief executive officer or chief financial officer during the taxable year, in addition to the three most highly compensated individuals aside from the chief executive officer and chief financial officer. Additionally, covered employees include any previously covered employee for any taxable year beginning after December 31, 2016. The Plan is intended to satisfy an exception with respect to grants of Options to covered employees. In addition, the Plan was designed to permit certain Awards of Restricted Stock, Restricted Stock Units, cash bonus awards and other Awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law. The TCJA repealed the performance-based compensation exception to the Section 162(m) $1 million limitation on compensation to covered employees of publicly held corporations. This change was effective for tax years beginning after December 31, 2017. As a result of this change, any expense recognized upon exercise of stock options will be subject to the $1 million limitation under Section 162(m), even if based on performance.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Plan will depend on a number of factors, including the Fair Market Value of the shares of common stock on future dates, the exercise decisions made by the Participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by Participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Plan.

Interests of Directors or Officers

The Company’s directors may grant Awards under the Plan to themselves as well as to the Company’s officers and other employees, consultants and advisors.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2024, with respect to equity securities authorized for issuance under compensation plans:

Plan Category	No. of securities to be issued upon exercise of outstanding options under the plan	Weighted-average exercise price of outstanding options under the plan	No. of securities remaining available for future issuance
		$
2024 Equity compensation plans approved by security holders	—	—	348,064
2023 Equity compensation plans approved by security holders	6,893	15.05	—
2021 Equity compensation plans approved by security holders	74,357	10.45	—
Total	81,250	10.84	348,064

Director Compensation

On November 11, 2022, the board of directors approved a new board compensation plan that would increase the cash compensation to $22.0 thousand to be paid quarterly within 30 days of the close of each quarter, which was retroactively applied for the full fourth quarter of 2022.

In addition, on an ongoing basis pursuant to the approved board compensation plan each director will receive $8.0 thousand in value of common stock per year for service as director, $6.0 thousand in value of shares of common stock per year for service on each committee and $4.0 thousand in value of shares of common stock per year for service as chair for such committee. The number of shares to be issued would be based upon the closing price of the last trading date of each calendar quarter. The shares of common stock for committee service will be limited to two committees.

On March 26, 2024, the Board of Directors approved an updated compensation structure for members of the Board. The updated compensation structure provides that each member will receive $22.0 thousand in annual cash compensation as well as 10,000 shares of common stock. Further, each committee member will receive an additional $6.0 thousand per year. The chairperson of the below committees will receive additional annual compensation:

●	Chairperson of the Audit Committee will receive an additional $4.0 thousand in cash and 1,000 shares of common.

●	Chairperson of the Compensation Committee will receive an additional $4.0 thousand in cash and 600 shares of common stock.

●	Chairperson of the Governance and ESG Committees will receive an additional $4.0 thousand in cash and 40 shares of common stock.

Kevin Mohan, a former employee-director, did not receive compensation for serving in his role as a director.

The following table provides information relating to compensation of our directors for our fiscal year ended December 31, 2024 all of which have resigned following the year ended December 31, 2024:

Name	Fees earned or paid in cash	Stock awards(a)		Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
	$’000	$’000		$’000	$’000	$’000	$’000	$’000

Mark McKinney	34	31	(b)	—	—	—	—	65
Stephen A. Spanos	32	36	(e)	—	—	—	—	68
Benjamin Petel	32	32	(c)	—	—	—	—	64
Na Yeon (“Hannah”) Oh	28	31	(c)	—	—	—	—	59
Ray Shankar	38	33	(d)	—	—	—	—	71
Marvin Yeo	28	31	(b)	—	—	—	—	59
Paul Sansom	28	31	(b)	—	—	—	—	59
David Errington	32	32	(c)	—	—	—	—	64
Dr. Ahmed Khan	28	31	(b)	—	—	—	—	59

(a) On January 4, 2024 the Board of Directors were granted restricted stock awards at a price of $4.01 per share. The restricted stock awards were accrued and earned in 2023 and fully vested upon issuance. There were four previous directors that received a total of 3,954 shares that are not included in the number above. The current directors share issued are included in the individual totals above.

(b) On March 26, 2024 10,000 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

(c) On March 26, 2024 10,400 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

(d) On March 26, 2024 10,600 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

(e) On March 26, 2024 11,000 shares of restricted stock awards were granted at a price of $2.899 per share. The restricted stock awards vest ratably over 12 quarters starting March 31, 2024.

Executive Compensation Philosophy

Our Board of Directors determines the compensation given to our executive officers in their sole determination. Our Board of Directors reserves the right to pay our executives or any future executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board of Directors has not granted any performance base stock options to date, the Board of Directors reserves the right to grant such options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officers and/or future executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-Term, Stock-Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executives and any future executives with long-term, stock-based compensation in the future, at the sole discretion of our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 24, 2025, there are 1,549,080 shares of Common Stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of Common Stock as of that date by (i) each of our directors, (ii) each of our executive officers, (iii) all of our directors and executive officers as a group, and (iv) each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally define beneficial ownership to include any shares over which a person exercises sole or shared voting or investment power. Such determination is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, we believe, based on the information furnished to us, that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. None of the stockholders listed in the table are a broker-dealer or an affiliate of a broker dealer. Applicable percentage ownership prior to the offering is based on 1,549,080 shares of Common Stock outstanding as of the date of this prospectus.

Except as otherwise noted below, the address for persons listed in the table is c/o Sadot Group Inc., 295 E Renfro, Suite 209, Burleson, TX 76028.

Name of Beneficial Owner	Number of shares beneficially owned (1)	Percentage of shares outstanding prior to offering (1)
5% Stockholders:
--	--	--

Directors and Named Executive Officers:
Chagay Ravid	8,130	*
Paul Sansom	3,380	*
Michael J. Roper	14,819	*
Aimee Infante	703	*
Sean Schnapp	0	--
Alexander David	0	--
Liat Franco	0	--
Yuriy Shirinyan	0	--
	0	--
All executive officers and directors as a group (8 persons)

*Denotes less than 1%

(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock issuable upon (i) the exercise of stock options that will become exercisable within 60 days of November 24, 2025, (ii) the conversion of the convertible promissory notes into shares of our common stock, and (iii) the exercise of warrants that will become exercisable within 60 days of November 24, 2025. Shares of common stock issuable pursuant to the foregoing methods are deemed outstanding for purposes of calculating the percentage of beneficial ownership of the person or entity holding such securities. Accordingly, the total percentages of beneficial ownership are in excess of one hundred percent (100%).

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Related Party Transactions

Policies and Procedures for Related Party Transactions

Following this offering, pursuant to the written charter of our Audit Committee, the Audit Committee will be responsible for reviewing and approving, prior to our entry into any such transaction, all related party transactions and potential conflict of interest situations involving:

●	any of our directors, director nominees or executive officers;

●	any beneficial owner of more than 5% of our outstanding stock; and

●	any immediate family member of any of the foregoing.

Our Audit or Compensation Committee will review any financial transaction, arrangement or relationship that:

●	involves or will involve, directly or indirectly, any related party identified above;

●	would cast doubt on the independence of a director;

●	would present the appearance of a conflict of interest between us and the related party; or

●	is otherwise prohibited by law, rule or regulation.

The Audit Committee will review each such transaction, arrangement or relationship to determine whether a related party has, has had or expects to have a direct or indirect material interest. Following its review, the Audit Committee will take such action as it deems necessary and appropriate under the circumstances, including approving, disapproving, ratifying, canceling or recommending to management how to proceed if it determines a related party has a direct or indirect material interest in a transaction, arrangement or relationship with us. Any member of the Audit Committee who is a related party with respect to a transaction under review will not be permitted to participate in the discussions or evaluations of the transaction; however, the Audit Committee member will provide all material information concerning the transaction to the Audit Committee. The Audit Committee will report its action with respect to any related party transaction to the board of directors.

Transactions with Officers, Directors and Executives of Sadot Group

On January 5, 2023, we issued an aggregate of 313 shares of common stock to the members of the board of directors as compensation earned during the fourth quarter of 2022.

On February 27, 2023, we issued options to purchase an aggregate of 5,310 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 15, 2023, we issued options to purchase 689 shares of our common stock. The options had an exercise price of $150.50 per share and vest ratably over 20 quarters with the first vesting occurring on March 31, 2023.

On March 21, 2023, the Company entered into an Executive Employment Agreement with Jennifer Black, our former Chief Financial Officer (the “Black Agreement”), which replaced her prior employment agreement dated November 16, 2022.

On March 27, 2023, the Company authorized the issuance of 28,488 shares of common stock to a consultant for services rendered.

On April 5, 2023 the Company authorized the issuance of 297 shares of common stock to the members of the board of directors as compensation earned during the first quarter of 2023.

On May 10, 2023 the Company authorized the issuance of 1,396 shares of common stock to a consultant for services rendered.

On May 25, 2023, the Company authorized the issuance of 27,200 shares of common stock to a consultant for services rendered.

On June 30, 2023, the Company vested 8,547 shares of common stock to a consultant for services rendered.

On July 11, 2023, the Company authorized the issuance of an aggregate of 328 shares of common stock to the members of the board of directors as compensation earned during the second quarter of 2023.

On July 14, 2023, the Company issued 88,554 Restricted Share Awards, with an effective issuance date of April 1, 2023.

On July 27, 2023, the Company authorized the issuance of 21,533 shares of common stock to Altium in exchange for the exercise of warrants.

On August 15, 2023, the Company authorized the issuance of 500 shares of common stock to a consultant for services rendered.

On September 25, 2023, the Company authorized the issuance of 2,272 shares of common stock in fees to a consultant for services rendered related to the SEPA.

On September 30, 2023, the Company vested 5,383 shares of common stock to a consultant for services rendered.

On October 2, 2023, the Company authorized the issuance of an aggregate of 636 shares of common stock to the members of the board of directors as compensation earned during the third quarter of 2023.

On October 20, 2023, the Company authorized the issuance of 855 shares of common stock to consultants for services rendered.

On November 6, 2023, the Company authorized the issuance of 804 shares of common stock in connection with the conversion of note payables.

On November 14, 2023, the Company authorized the issuance of 1,591 shares of common stock in connection with the conversion of note payables.

On November 29, 2023, the Company authorized the issuance of 2,373 shares of common stock in connection with the conversion of note payables.

On December 13, 2023, the Company authorized the issuance of 2,713 shares of common stock in connection with the conversion of note payables.

On December 19, 2023, the Company authorized the issuance of 2,679 shares of common stock in connection with the conversion of note payables.

On December 19, 2023, the Company issued 20,226 RSA’s to certain members of the board of directors, consultants and employees. Total RSA vested as a result of the departure of certain members of the board of directors were 1,764 shares for 2023. The remaining RSA vest ratably over 12 quarters with the first vesting starting on March 31, 2024.

On December 31, 2023, the Company vested 20,986 shares of common stock to Aggia as consulting fees earned during the fourth quarter of 2023.

On January 4, 2024, the Company authorized the issuance of an aggregate of 10,559 shares of common stock to the members of the board of directors as compensation earned during the fourth quarter of 2023. The Company accrued for the liability as of December 31, 2023.

The Company held a Special Shareholder Meeting on February 28, 2023. At the meeting, the shareholders approved (i) the Services Agreement whereby Sadot LLC engaged Aggia, to provide certain advisory services to Sadot Agri-Foods for managing Sadot Agri-Food’s business of wholesaling food and engaging in the purchase and sale of physical food commodities; (ii) an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock; (iii) for purposes of complying with NASDAQ Listing Rule 5635(b), the issuance of the Shares pursuant to the Services Agreement entered between the Company, Sadot LLC and Aggia representing more than 20% of our common stock outstanding, which would result in a “change of control” of the Company under applicable Nasdaq listing rules; (iv) for purposes of complying with NASDAQ Listing Rule 5635(c), the issuance of up to 144,242 Shares of Common Stock to Aggia pursuant to the Services Agreement and net income generated thresholds; (v) the right of Aggia to nominate up to eight directors to the Board of Directors subject to achieving net income thresholds as set forth in the Services Agreement; and (vi) the adoption of the 2023 Equity Incentive Plan. As of June 30, 2025, Aggia owned 9.2% of the Company’s common stock.

During the three and six months ended June 30, 2025, the Company recorded Stock-based consulting expense of nil and $1.0 million to its related party, Aggia for consulting services rendered. During the three and six months ended June 30, 2024, the Company recorded Stock-based consulting expense of $1.7 million and $2.4 million to its related party, Aggia for consulting services rendered.

Additionally, for the three and six months ended June 30, 2025, the Company reimbursed Aggia for all operating costs related to Sadot Agri-Foods of $0.7 million and $1.5 million, respectively. For the three and six months ended June 30, 2024, the Company reimbursed Aggia for all operating costs related to Sadot Agri-Foods of $1.0 million and $2.1 million, respectively.

On September 19, 2024, the Company received a loan from a related party, in an arm’s length transaction, of $0.6 million, with a discount of $0.1 million, that matured on April 10, 2025. The maturity was extended until July 18, 2028 for an increase in principal of $0.3 million, which was the same terms as an unrelated party loan extension. This maturity has been extended until December 31, 2025, for immediate payment of $0.1 million towards principal balance, which was the same terms as an unrelated party loan extension, see Note 23 – Subsequent events for additional details.

On March 26, 2025, SGI launched Sadot South Korea and retained a 70% controlling interest. The entity that owns the 30% non-controlling interest, is 50% owned by one of our former board members. In addition, she is paid compensation for her services in Sadot South Korea. As of June 30, 2025, 55,886 shares of stock were issued to the board member as compensation for services related to Sadot South Korea from January 6, 2025 through June 30, 2025.

On November 20, 2025, the Company entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Aggia LLC FZ (“Aggia”). Pursuant to the Settlement Agreement, the Company and Aggia agreed to terminate the Services Agreement dated as of November 14, 2022, as amended (collectively, the “Agreement Documents”), and to fully settle, compromise, and discharge all claims, debts, obligations, and liabilities arising out of or related to the Agreement Documents. In full and complete satisfaction of the debt and termination of the Agreement Documents, the Company agreed to issue to Aggia, or to Aggia’s designees, an aggregate of 1,050,000 shares of the Company’s common stock, par value $0.0001 per share (the “Settlement Shares”) and make a payment of $75,000. The issuance of 257,000 Settlement Shares (the “Initial Shares”) will occur within five business days following the execution of the Settlement Agreement. The issuance of the remaining 793,000 Settlement Shares (the “Subsequent Shares”) is subject to obtaining requisite shareholder approval, which the Company will seek promptly by preparing and filing with the Securities and Exchange Commission all necessary proxy materials and/or other disclosures and using commercially reasonable efforts to obtain such approval at its next annual or special meeting of shareholders. If shareholder approval is not obtained by March 31, 2026, the obligation to issue the Subsequent Shares will be suspended until such approval is obtained, and the Company will continue to seek approval at subsequent meetings. The Company commit it will not issue any Subsequent Shares under the Settlement Agreement unless and until the requisite shareholder approval under Nasdaq Rule 5635(d) has been obtained. Apart from the initial issuance of Initial Shares (which is below the 19.99% threshold), no further Settlement Shares will be issued without such shareholder approval. The Settlement Shares will be allocated pro rata among Aggia’s designated assignees as set forth in the Settlement Agreement. The Settlement Agreement also terminates any related ancillary documents, including promissory notes issued thereunder (which will be deemed cancelled and satisfied in full upon issuance of the Settlement Shares), and eliminates any ongoing obligations under the Agreement Documents, such as services, compensation, board nomination rights, managing member representative roles, non-compete, confidentiality, or other covenants. The Settlement Agreement includes mutual releases of all claims related to the Agreement Documents and prior transactions between the parties, as well as customary representations and warranties, confidentiality provisions, governing law (State of Texas), dispute resolution (exclusive jurisdiction in federal or state courts in Dallas County, Texas, with jury trial waiver), and other miscellaneous terms.

The Company will continue to monitor and evaluate its related party transactions to ensure that they are conducted in accordance with applicable laws and regulations and in the best interests of the Company and its shareholders. We have entered into indemnification agreements with each of our directors and entered into such agreements with certain of our executive officers.

These agreements require us, among other things, to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Nevada law.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 295 E. Renfro Street, Suite 209, Burleson, Texas 76028 in writing not later than *, 2026 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date). We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2026 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before *, 2026 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date) and the stockholder satisfies the other requirements of Rule 14a-4(c)(2).

If the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders’ proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If we first receive notice of the matter after *, 2026, and the matter nonetheless is permitted to be presented at the 2025 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the virtual Annual Meeting, please vote as soon as possible using one of the methods described in the proxy materials to ensure your shares are represented.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Sadot Group Inc., at 832-604-9568 or by email at IR@Sadotco.com.

2024 ANNUAL REPORT

Our 2024 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Proxy Statement can access our 2024 Annual Report, including our Annual Report on Form 10-K for 2024, at www.proxyvote.com.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Sadot Group Inc., 295 E. Renfro Street, Suite 209, Burleson, Texas 76028.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Burleson, Texas	Chagay Ravid
*. 2025	Chief Executive Officer